SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                        Date of Report: January 15, 1997
                       (Date of earliest event reported)


                              ADVANCED MEDIA, INC.
             (Exact Name of Registrant as Specified in its Charter)





       Delaware                  0-25112                11-2899603
(State of Incorporation)       (Commission           (I.R.S. Employer
                                File Number)          Identification No.)



80 Orville Drive, Bohemia, New York                        11716
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number including area code     (516) 244-1616




------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          99.1 Form of Subscription Agreement dated January 15, 1997 between Viking Fund Ltd. and Advanced Media, Inc.

          99.2 Form of Subscription Agreement dated January 28, 1997 between Wanas Investment Ltd. and Advanced Media, Inc.


Item 9.   Sales of Equity Securities Pursuant to Regulation S.

     On January 28, 1997, the Registrant sold to an offshore investor 2,000,000 shares of its Common Stock, par value $.0001 per share ("Common Stock") for $.05 per share or an aggregate of $100,000, in a transaction pursuant to Regulation S under the Securities Act of 1933 ("Regulation S").

     On January 15, 1997, the Registrant sold to an offshore investor, 2,000,000 shares of its Common Stock for $.04 per share or an aggregate of $80,000, in a transaction pursuant to Regulation S.

     During calendar 1996, the Registrant sold an aggregate 22,683 shares of Common Stock to its 401(k) Plan for the benefit of plan participants at an average price of $.157 per share or an aggregate $3,555. Registrant relied on the exemption provided under Section 4(2) of the Securities Act of 1933, as amended, ("Section 4(2)") with respect to this transaction.

     In December 1996, the Registrant issued 100,000 and 250,000 shares of Common Stock valued at $.1075 per share or an aggregate $10,750 and $.095 per share or an aggregate $23,750, respectively, in exchange for public relations services. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In September 1996, the Registrant issued 36,785 shares of Common Stock to an investor at a price of $.2583 per share or $9,500 in the aggregate, less a commission of $200 and 10,000 shares of Common Stock. The Registrant also issued 72,798 shares of Common Stock to an investor at a price of $.3076 per share or $22,395 in the aggregate, less a commission of $2,240 and 5,600 shares of Common Stock. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In August 1996, the Registrant issued 25,000 shares of Common Stock to an investor at a price of $.13 per share or $3,250 in the aggregate, less a commission of 7,500 shares of Common Stock, 60,416 shares of Common Stock to two investors at a price of $.24 per share or $14,500 in the aggregate, less commissions of $500 and 27,139 shares of Common Stock. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     As a condition of certain agreements entered into by the Registrant in 1995 pursuant to which 7,250,000 shares of Common Stock were issued for $1,450,000 in gross proceeds, as described below, the Registrant was required to issue an additional 2,175,000 shares of Common Stock. According to the agreements, if as of January 1, 1996 the Registrant did not have any effective registration statement covering the initial 7,250,000 shares, then the Registrant would be required to make monthly payments, in shares of Common Stock, to each purchaser equal to 2.5% of the purchase price, valued at $.20 per share, until such registration is declared effective. The Registrant has satisfied such obligation through December 1996 by issuing these additional shares of Common Stock. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In August 1996, the Registrant issued 1,000,000 shares of Common Stock and 250,000 warrants in exchange for a $100,000 commission due an offshore broker. The warrants are exercisable through December 31, 1997 in $.10 per share of Common Stock. Registrant relied on the exemption provided by Regulation S with respect to these transactions.

     In August 1996, the Registrant received an aggregate $600,000 from five offshore investors for an aggregate 600,000 shares of its Series A Convertible Preferred Stock (Class A Preferred). The Class A Preferred is convertible to Common Stock of the Registrant after a designated holding period beginning 60 days and ending 150 days after issuance. The Class A Preferred convert at 55% of the lesser of the average closing bid price of the Common Stock on the five trading days immediately prior to (a) the date of issuance of the Class A Preferred to be converted or, (b) the conversion date. In connection with the aforementioned funding, the offshore broker for this transaction was paid a commission in the form of warrants for the purchase of Common Stock equivalent to 100% of the Common Stock issuable upon conversion of $150,000 liquidation preference of the Class A Preferred (2,346,677 shares of Common Stock). The warrants are exercisable through December 31, 1997 and will convert at the same price as that of the converted Class A Preferred. Registrant relied on the exemption provided by Regulation S with respect to these transactions.

     In August 1996, the Registrant granted options to purchase 100,000 shares of Common Stock valued at $7,500 to its corporate counsel for legal services under its long term incentive plan. Registrant relied on the exemption provided under Section 4(2) with respect to this transaction.

     In July 1996, the Registrant issued 30,000 shares of Common Stock to an investor at a price of $.168 per share or $5,040 in the aggregate, less a commission of $504 and 1,575 shares of Common Stock. In July 1996, the
Registrant issued an aggregate 43,073 shares of Common Stock to two investors for a price of approximately $.10 per share or an aggregate $4,310, 500,000 shares of Common Stock to an investor for a price of $.10 per share or an aggregate $50,000, less a commission of $5,000 and 25,000 shares of Common Stock, 298,000 shares of Common Stock to three investors for an approximate price of $.10 per share or an aggregate $298,186, less aggregate commissions of $3,000 and 19,940 shares of Common Stock, 118,846 shares of Common Stock to an investor for a price of $.168 per share or an aggregate $20,000, 23,077 shares of Common Stock to an investor for a price of $.129 per share or an aggregate $3,000, less an aggregate commission in respect of both transactions of 58,992 shares of Common Stock and 70,525 shares of Common Stock to two investors for a price of $.10 per share or an aggregate $7,055, less an aggregate commission in respect of both transactions of $1,134 and 5,680 shares of Common Stock. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In June 1996, the Registrant issued an aggregate 220,035 shares of Common Stock to two investors at an approximate price of $.15 per share or $33,000 in the aggregate. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In May 1996, the Registrant issued 138,888 shares of Common Stock to an investor at a price of $.18 per share or $25,000 in the aggregate, less a commission of $4,167. Registrant relied on the exemption provided under Section 4(2) with respect to this transaction.

     In April, July, October and December 1996, the Registrant issued 20,000 shares of Common Stock for a price of $.25, $.18, $.23 and $.07625 per share or an aggregate $5,000, $3,600, $4,600 and $1,525, respectively, in partial payment of its rental expense. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In February 1996, the Registrant issued 7,500 shares of Common Stock to an investor at a price of $.40 per share or $3,000 in the aggregate, less commissions of an aggregate $750, 100,000 shares of Common Stock at a price of $.20 per share or $20,000, less commissions of an aggregate $2,000. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In January 1996, the Registrant issued an aggregate 35,000 shares of Common Stock to three investors at a price of $.40 per share, or $14,000 in the aggregate, less commissions of an aggregate $3,500. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     During 1995, the Registrant sold an aggregate 6,391 shares of Common Stock to its 401(k) Plan for the benefit of plan participants at an average price of $.497 per share or an aggregate $3,175. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In December 1995, the Registrant sold 1,000 shares of Common Stock to a private investor for $500, or $.50 per share. Registrant relied on the exemption provided under Section 4(2) with respect to this transaction.

     In October 1995, the Registrant sold 1,000 shares of Common Stock to a private investor for $500, or $.50 per share. Registrant relied on the exemption provided under Section 4(2) with respect to this transaction.

     In July 1995, Registrant agreed to issue an aggregate of 7,250,000 shares of Common Stock to twelve investors at a price of $.20 per share or $1,450,000 in the aggregate. Registrant relied on the exemption provided under Section 4(2) with respect to this transaction.

     In June and July 1995, the Registrant issued promissory notes to Suan Investments Corp. ("Suan") for $1,000,000. The Registrant issued 500,000 shares of restricted Common Stock, valued at $100,000, as a commission for the aforementioned loans. In March 1996, the Registrant reached agreement with Suan and an assignee thereof to convert their $1,000,000 principal amount of notes into 6,000,000 shares of Common Stock of Registrant, at a conversion price of $.1667 per share. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In June 1995, Registrant sold 2,000,000 shares of Common Stock to a private investment partnership, which shares had been contributed to the Company by its Chairman and CEO, for a purchase price of $200,000 or $.10 per share, 33,333 shares of Common Stock to a private investor for a purchase price of $5,000 or $.15 per share, 143,335 shares of Common Stock for an aggregate purchase price of $43,000 or $.30 per share (in connection with which 17,668 shares of Common Stock were issued for payment for services rendered), and 140,000 shares of Common Stock for an aggregate purchase price of $140,000 or $1.00 per share, in connection with which an additional 10,000 shares of Common Stock were issued for payment of services rendered. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In June 1995, the Registrant sold 140,000 shares of Common Stock to six private investors for $140,000, or $1.00 per share. 14,000 shares were issued and $10,000 was paid as a commission on these transactions. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In May 1995, Registrant sold 100,000 shares of Common Stock to a private investor for a purchase price of $20,000 or $.20 per share. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In March 1995, the Registrant entered into a loan agreement pursuant to which two individuals (the "Lenders") loaned the Registrant $500,000. Pursuant to the terms of the loan agreement, the Registrant issued 300,000 shares of Common Stock and 300,000 options to purchase Common Stock to the Lenders. The options are exercisable for a five year period at an exercise price of $.41 per share. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In February 1995, the Registrant sold 50,000 shares of Common Stock to a private investor for $10,000 or $.20 per share. Registrant relied on the exemption provided under Section 4(2) with respect to this transaction.

     In January 1995, Registrant sold 65,250 shares of Common Stock to six private investors for an aggregate purchase price of $13,050 or $.20 per share and 200,000 shares of Common Stock to another investor for a purchase price of $50,000 or $.25 per share. Also in January 1995, Registrant issued 10,000 shares of Common Stock to a consultant, with a value of $4,063 or approximately $.41 per share. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     During 1994, the Registrant sold an aggregate 4,752 shares of Common Stock to its 401(k) Plan for the benefit of plan participants at an average price of $.735 per share or an aggregate $3,493. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In October 1994, the Registrant sold 500,000 shares of Common Stock for $122,000, or $.244 per share, to a private investor. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In August 1994, the Registrant acquired substantially all of the assets and certain liabilities of Computer Niche, Inc., a computer-aided design systems integrator and software dealer located in Schenectady, New York for 150,000 shares of Common Stock valued at $150,000. Registrant relied on the exemption provided under Section 4(2) with respect to this transaction.

     In June 1994, the Registrant acquired all of the outstanding capital stock of Pyros Computer Corporation, a computer aided design systems integrator and hardware and software dealer located in Newport Beach, California, for 180,000 shares of common stock valued at $360,000. Registrant relied on the exemption provided under Section 4(2) with respect to this transaction.

     In June 1994, the Registrant entered into an agreement with Hollywood Trenz, Inc. ("Trenz") pursuant to which the Registrant had agreed to sell to Trenz on a discounted basis, subject to a volume purchase agreement to be negotiated, certain customized computer software and hardware. In conjunction with the agreement, the Registrant exchanged 1,000,000 unregistered shares of its Common Stock for 1,500,000 unregistered shares of Trenz common stock (after giving effect to a one-for-ten reverse stock split effective October 1994). Registrant relied on the exemption provided under Section 4(2) with respect to these transactions. On November 29, 1995, the parties to the original agreement entered into a reciprocal stock exchange which in effect rescinded the original agreement. Pursuant to the reciprocal stock exchange agreement, the shares originally exchanged were returned, and all obligations under the original agreement were revoked.

     In May 1994, the Registrant sold 100 shares of Common Stock for $100, or $1 per share. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     In February 1994, Registrant issued a total of 10,100 shares, valued at $12,625, to relatives of the former principals of Vision Imaging, Inc. in settlement of loans valued at $12,289. None of the principals of the acquired entities or corporations from which assets were purchased were affiliated or associated with Registrant or its officers and directors. Since these transactions were effected in connection with acquisitions of the businesses of Computer Niche, Inc., Pyros Computer Corporation and Vision Imaging, Inc., pursuant to applicable accounting guidelines Registrant valued these shares as the amounts equal to the guaranteed purchase price in connection with such transactions, which was a function of the acquisition negotiations; provided, that the shares issued on connection with the Computer Niche transaction were valued based on the market price per share on the OTC Electronic Bulletin Board. Registrant relied on the exemption provided under Section 4(2) with respect to these transactions.

     During the period November 1993 through May 1994, Registrant sold 435,000 shares of Common Stock to a sophisticated investor at $1.00 per share. In July 1994, Registrant privately sold an additional 7,692 shares to another investor for $5,000 or $.65 per share. Registrant relied on the exemption provided under
Section 4(2) with respect to these transactions.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized.

                                        ADVANCED MEDIA, INC.

                                        By:   /s/ Hans J. Kaemmlein
                                              Hans J. Kaemmlein
                                              Chairman of the Board

Dated:   January 28, 1997